VANGUARD/TRUSTEES'
EQUITY FUND-
U.S. PORTFOLIO

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                              [PHOTO]
John C. Bogle                        John J. Brennan
Chairman                             President

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ..........................        1
THE MARKETS IN PERSPECTIVE .............................        4
REPORT FROM THE ADVISER ................................        6
PORTFOLIO PROFILE ......................................        8
PERFORMANCE SUMMARY ....................................       10
FINANCIAL STATEMENTS ...................................       11
REPORT OF INDEPENDENT ACCOUNTANTS ......................       20

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

     Vanguard/Trustees' Equity Fund-U.S. Portfolio provided a powerful return of +29.5% in 1997 as the U.S. stock market rewarded investors with another astonishing performance, capping a three-year run during which market averages more than doubled.

     Our Portfolio easily outpaced the average general equity mutual fund but did not match its primary unmanaged benchmark, the Standard & Poor's 500 Composite Stock Price Index, which is dominated by large, blue chip stocks. The table at right presents the twelve-month total return (capital change plus reinvested dividends) of the Portfolio and its two comparative standards. Our return is based on a decrease in net asset value from $37.08 per share on December 31, 1996, to $36.82 per share on December 31, 1997, with the latter figure adjusted for dividends of $0.43 per share paid from net investment income and distributions totaling $9.91 per share paid from net realized capital gains. In March, we expect to make a supplemental distribution of about $1.10 per share from net realized capital gains.

----------------------------------------------------------
                                           TOTAL RETURNS
                                            YEAR ENDED
                                         DECEMBER 31, 1997
----------------------------------------------------------
Vanguard/Trustees' Equity Fund-
 U.S. Portfolio                               +29.5%
----------------------------------------------------------
Average General Equity Fund                   +24.4%
----------------------------------------------------------
S&P 500 Index                                 +33.4%
----------------------------------------------------------

THE FINANCIAL MARKETS IN BRIEF

The historic bull market in U.S. stocks that began in August 1982 continued in impressive fashion during 1997. The economy,employment, and corporate earnings all grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news couldn't have been better. The sole dark cloud to be seen--severe turmoil in Asian economies and currencies--only briefly darkened Wall Street's mood. After a sharp decline in October--the S&P 500 Index tumbled -7% on October 27 alone--stocks resumed their climb, and the Index produced a +33.4% return for the year.

     Long-term interest rates rose through the first quarter of 1997 on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April, but then, as the inflation news got better, not worse, turned downward, falling to 5.92% on December 31, down 72 basis points from the 6.64% level at which it began the year.

     Short-term interest rates bottomed out in June and began an irregular climb that was apparently due to sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a very slim
0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been the precursor of a slowing of the economy.

1997 PERFORMANCE OVERVIEW

During 1997, your Portfolio rode the market's rising tide to a +29.5% return, the second highest in our 18 years of operation, trailing only the +33.2% gain in 1995. Our substantial margin of superiority over the average general equity fund was due largely to the stock selections made by our adviser, Geewax, Terker & Company. In all candor, however,another factor was that your Portfolio emphasizes large-capitalization stocks, while many of our competitors emphasize smaller-cap issues. In 1997, big was better, as the market's gains were strongest for the largest companies, particularly for some of the huge, blue chip "growth" stocks that dominate the S&P 500 Index. The S&P 500's return of +33.4% during 1997 was a remarkable 11 percentage points above the +22.4% return of the Russell 2000 Index of small-cap stocks.

     Ironically, our shortfall versus the Index was due partly to the same large-cap bias. The median market cap of stocks in the Portfolio, while solidly in the large-cap camp at $12.7 billion, is far smaller than the $34.1 billion that is the midpoint of market caps for the 500 stocks in the Index. Our performance versus the Index also was hurt by subpar stock selection in the health-care and technology sectors and, to a small extent, by modest underweighting versus the Index in financial-services and utility stocks, two of the year's high-performing industry groups.

LONG-TERM PERFORMANCE OVERVIEW

The table below compares the Portfolio's record over the decade ended December 31, 1997, with those of the average general equity fund and the S&P 500 Index. It also shows how much a hypothetical $10,000 investment made ten years earlier would have grown in each case, assuming the reinvestment of all income dividends and capital gains distributions. As the table shows, we have achieved only a slim edge over the average general equity fund and have significantly lagged the unmanaged Index.

     While the Portfolio's record over the full decade is only average, it has improved considerably during the tenure of our current adviser, Geewax, Terker & Company. Since April 1, 1992, when Geewax, Terker began advising the Portfolio, it has earned an average annual return of +17.9%, substantially outpacing our real-world competitor--the average general equity fund--which returned +16.2% annually. We acknowledge, however, that we have fallen a bit short of the stellar +19.4% annual average return on the S&P 500 Index during this 5 3/4-year period.

------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                       10 YEARS ENDED DECEMBER 31, 1997
                                       ---------------------------------
                                       AVERAGE          FINAL VALUE OF
                                       ANNUAL              A $10,000
                                        RATE          INITIAL INVESTMENT
------------------------------------------------------------------------
Vanguard/Trustees' Equity Fund-
 U.S. Portfolio                        +15.6%              $42,533
------------------------------------------------------------------------
Average General Equity Fund            +15.5%              $42,312
------------------------------------------------------------------------
S&P 500 Index                          +18.1%              $52,567
------------------------------------------------------------------------

     Our goal, of course, is to outperform the Index as well as our peers. The Index, as you know, is a tough competitor for all actively managed mutual funds because it exists only on paper and bears none of the operating and transaction costs that all mutual funds incur to one degree or another. In this respect, your Portfolio has a significant cost advantage over competing mutual funds; its annual expense ratio (operating costs as a percentage of average net assets) of 0.53% in 1997 was 0.91 percentage point below the 1.44% expense ratio of the average general equity fund. We fully expect this advantage to persist, giving your Portfolio a head start year after year, in our quest to provide superior returns. In short, as mutual fund investors are learning, costs matter.

     We stress that the long-term returns shown in the table were unusually high, since they encompass a ten-year period without a single serious downturn in the U.S. stock market. Although financial markets are inherently unpredictable, we believe it is safe to say that returns over the next decade are almost sure to be lower than those of theprevious one.

IN SUMMARY

Returns from the U.S. stock market over the past three calendar years--indeed over the past 15 years--have no precedent in American financial history. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in investing in stocks. Make no mistake--the market will from time to time demonstrate these risks.

     However, the greatest risk is failure to invest in the first place. We believe that the stock market's risks can be partially offset by holding a balanced portfolio that includes not only stock funds but also bond funds and money market funds. Investors who maintain such portfolios allocated in accordance with their time horizon, financial situation, and tolerance for market volatility should be well prepared to "stay the course" toward their investment objectives, no matter what the future has in store.

/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN

John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

January 12, 1998

THE MARKETS IN PERSPECTIVE
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

       As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED DECEMBER 31, 1997
                                              ----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                              33.4%         31.2%         20.3%
   Russell 2000 Index                         22.4          22.3          16.4
   MSCI EAFE Index                             2.1           6.6          11.7
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                 9.7%         10.4%          7.5%
   Lehman 10-Year Municipal Bond Index         9.2          10.2           7.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                 5.3           5.4           4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                        1.7%          2.5%          2.6%
--------------------------------------------------------------------------------

       The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

     The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

     The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

     The second half of 1997 was not a stellar period for Vanguard/Trustees' Equity Fund- U.S. Portfolio or for actively managed funds in general. The Portfolio underperformed the S&P 500 Index by 1.5 percentage points during the second half of the year, which put our full-year results nearly 4 percentage points behind the S&P 500 Index and nearly 2 percentage points behind the 31.3% return of the Wilshire 5000 Index, a measure of the entire U.S. stock market.

       Once again, it was a year dominated by large-capitalization stocks, a fact that accounted for most of our underperformance relative to the large-cap indexes. Details regarding the Portfolio's performance are contained in the Message To Shareholders, beginning on page 1.

       Throughout the year, a little over half of the Portfolio was invested in "value" stocks--those characterized by relatively low prices in relation to such fundamentals as book value, earnings, and dividend payouts. The remainder of assets was invested in "growth" stocks, which are characterized by low dividend yields and high prices in relation to book value and past earnings.

       In the growth segment of your Portfolio, we emphasized large stocks from the technology sector and large multinational consumer-products stocks. Overall, these choices performed well. Not owning telecommunications stocks and our underweighting versus the market in the pharmaceutical group hurt performance slightly. But overall, this large growth segment of the Portfolio contributed nicely to your overall return.

       The Portfolio's value stocks were predominantly mid-cap stocks, an emphasis that dramatically hurt our performance in relation to the S&P 500 Index, which is dominated by large-cap stocks. Going forward, the Portfolio will continue to be tilted toward large, high-quality growth stocks and mid- to small-cap value stocks. We continue to believe that any earnings disappointments will severely punish the growth segment of the market. Furthermore, the mid- and small-cap arenas offer some stock choices that are compelling from a valuation basis. This is especially true in the financial-services area.

       In general, the stock market seems fully valued at current interest rates. Accordingly, your Portfolio will continue to emphasize minimizing risk, and will place zero emphasis on "great stories." We truly believe that to make money in 1998, you have to avoid the torpedo stocks lurking in the marketplace. Good news will not be rewarded as it has in the past, although bad news will be punished severely. This is why we have positioned your Portfolio as we have.

       Although owning stocks outside of the S&P 500 Index has not been a rewarding strategy in recent years, we will continue to purchase stocks both within and without the Index as valuations dictate. Currently, approximately 20% of your Portfolio consists of stocks that are not among the S&P 500. We think this ratio will remain steady going forward. Likewise, you can expect us to own stocks from just about all major industry sectors. No one industry looks so attractive that we feel compelled to significantly overweight it. Accordingly, the Portfolio is well diversified across economic sectors. Individual stock selection, not sector selection, will make money in 1998.

       The market's bias toward large-capitalization stocks in 1997 was not kind to our Portfolio management strategy. Nevertheless, we remain confident that the Portfolio, as situated, will perform better in relation to large-cap stocks during 1998. Thank you for your continued patience and loyalty.

John J. Geewax, General Partner
Geewax, Terker & Company

January 13, 1998

INVESTMENT PHILOSOPHY

The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified group of stocks, of which 50% to 70% are selected for their exceptional "value" characteristics and the balance for their above-average prospects for growth. In addition, stocks are analyzed before selection to eliminate those that are illiquid, of dubious financial strength, or subject to negative investor sentiment.

PORTFOLIO PROFILE
Trustees' Equity Fund-U.S. Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.



PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                            U.S. PORTFOLIO         S&P 500
----------------------------------------------------------
Number of Stocks                       386             500
Median Market Cap                   $12.7B          $34.1B
Price/Earnings Ratio                 22.3x           21.9x
Price/Book Ratio                      4.1x            4.1x
Yield                                 1.1%            1.6%
Return on Equity                     21.3%           20.4%
Earnings Growth Rate                 20.5%           17.6%
Foreign Holdings                      0.0%            1.9%
Turnover Rate                         139%              --
Expense Ratio                        0.53%              --
Cash Reserves                         0.2%              --
----------------------------------------------------------

INVESTMENT FOCUS
----------------------------------------------------------

[GRAPHIC]

VOLATILITY MEASURES
----------------------------------------------------------
                            U.S. PORTFOLIO         S&P 500
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  0.97            1.00
----------------------------------------------------------


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Intel Corp.                                        3.5%
General Electric Co.                               3.1
Merck & Co., Inc.                                  2.1
Procter & Gamble Co.                               2.1
Wal-Mart Stores, Inc.                              2.0
Bristol-Myers Squibb Co.                           1.9
Standard & Poor's Depositary Receipts              1.9
Morgan Stanley, Dean Witter,
 Discover and Co.                                  1.8
Cisco Systems, Inc.                                1.7
Exxon Corp.                                        1.7
-------------------------------------------------------
Top Ten                                           21.8%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1996               DECEMBER 31, 1997
                                                         --------------------------------------------------------------
                                                               U.S. PORTFOLIO        U.S. PORTFOLIO             S&P 500
                                                         --------------------------------------------------------------
Auto & Transportation                                               4.7%                  3.5%                    3.5%
Consumer Discretionary                                             10.1                  15.4                     9.8
Consumer Staples                                                    9.5                   8.3                    11.5
Financial Services                                                 13.6                  21.7                    17.7
Health Care                                                        13.3                   9.3                    11.4
Integrated Oils                                                     8.1                   3.4                     7.2
Other Energy                                                        2.8                   3.3                     1.4
Materials & Processing                                              8.4                   6.9                     5.8
Producer Durables                                                   6.0                   4.6                     4.0
Technology                                                         15.1                  10.8                    11.2
Utilities                                                           6.5                   5.9                    10.6
Other                                                               1.9                   6.9                     5.9
-----------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile, because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
Trustees' Equity Fund-U.S. Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-DECEMBER 31, 1997
------------------------------------------------------------
         TRUSTEES' EQUITY FUND-U.S. PORTFOLIO     S&P 500
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1980          11.2%       6.2%        17.4%        24.6%
1981           3.6        6.7         10.3         -4.9
1982          17.4        7.4         24.8         21.5
1983          23.9        5.2         29.1         22.5
1984          -7.4        4.5         -2.9          6.3
1985          15.4        5.1         20.5         31.8
1986          11.3        4.0         15.3         18.7
1987          -0.3        2.0          1.7          5.3
1988          20.1        4.5         24.6         16.6
1989          13.8        3.4         17.2         31.7
1990         -12.4        4.1         -8.3         -3.1
1991          23.1        3.5         26.6         30.5
1992           3.9        2.6          6.5          7.6
1993          15.6        1.6         17.2         10.1
1994          -5.0        1.1         -3.9          1.3
1995          30.9        2.3         33.2         37.6
1996          19.3        2.0         21.3         23.0
1997          28.2        1.3         29.5         33.4
------------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
------------------------------------------------------------
             TRUSTEES' EQUITY      AVERAGE GENERAL   S&P 500
            FUND-U.S. PORTFOLIO      EQUITY FUND      INDEX
------------------------------------------------------------
1987  12         10000                 10000         10000
1988  03         11395                 10777         10569
1988  06         12238                 11368         11273
1988  09         12289                 11277         11312
1988  12         12464                 11444         11661
1989  03         13777                 12225         12488
1989  06         14268                 13124         13590
1989  09         15622                 14350         15045
1989  12         14611                 14189         15356
1990  03         14073                 13855         14894
1990  06         14597                 14668         15831
1990  09         12306                 12384         13655
1990  12         13394                 13300         14879
1991  03         15184                 15569         17040
1991  06         14884                 15426         17001
1991  09         15600                 16658         17910
1991  12         16953                 18036         19412
1992  03         16514                 17914         18922
1992  06         16461                 17433         19282
1992  09         16662                 18030         19890
1992  12         18047                 19639         20891
1993  03         19344                 20201         21803
1993  06         20147                 20470         21910
1993  09         21612                 21660         22476
1993  12         21159                 22096         22997
1994  03         20926                 21298         22125
1994  06         19838                 20779         22218
1994  09         20823                 22048         23304
1994  12         20331                 21725         23300
1995  03         22030                 23206         25569
1995  06         23953                 25325         28010
1995  09         26322                 27668         30236
1995  12         27082                 28477         32056
1996  03         28435                 29881         33777
1996  06         29379                 31388         35293
1996  09         30350                 32343         36384
1996  12         32849                 34024         39416
1997  03         33245                 33117         40473
1997  06         39001                 38294         47539
1997  09         42014                 42887         51099
1997  12         42533                 42312         52567
------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 1997
                                           ---------------------------------       FINAL VALUE OF A
                                           1 YEAR      5 YEARS      10 YEARS      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
Trustees' Equity Fund-U.S. Portfolio        29.48%      18.70%        15.58%           $42,533
Average General Equity Fund                 24.36       16.59         15.52             42,312
S&P 500 Index                               33.36       20.27         18.05             52,567
----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Trustees' Equity Fund-U.S. Portfolio             1/31/1980      29.48%      18.70%        12.91%        2.67%      15.58%
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------
                                                     MARKET
TRUSTEES' EQUITY FUND-                               VALUE*
U.S. PORTFOLIO                        SHARES          (000)
------------------------------------------------------------
COMMON STOCKS (99.8%)
------------------------------------------------------------
AUTO & TRANSPORTATION (3.5%)
   Burlington Northern Santa Fe Corp.  4,600      $     427
   Chrysler Corp.                      7,800            274
   ComAir Holdings, Inc.              10,550            254
   Ford Motor Co.                     25,300          1,232
   General Motors Corp.               13,600            824
-  Gentex Corp.                        7,700            207
   Genuine Parts Co.                  10,600            360
   Harley-Davidson, Inc.               9,600            263
-  Heartland Express, Inc.             3,300             89
   Illinois Central Corp.              4,600            157
-  Lear Corp.                         13,100            622
-  Midwest Express Holdings, Inc.      2,300             89
-  Offshore Logistics, Inc.            4,800            103
   Southwest Airlines Co.             24,400            601
-  Swift Transportation Co., Inc.      5,900            191
-  TBC Corp.                           8,300             79
   Titan International, Inc.           3,800             76
   USFreightways Corp.                 5,200            169
   Werner Enterprises, Inc.            3,600             74
                                                  ----------
                                                      6,091
                                                  ----------
CONSUMER DISCRETIONARY (15.4%)
-  ADVO, Inc.                          5,100             99
-  Alternative Resources Corp.         6,400            148
-  America Online, Inc.                1,200            107
-  Barnes & Noble, Inc.                5,400            180
-  Bed Bath & Beyond, Inc.             4,800            184
   Bowne & Co., Inc.                   2,000             80
-  Brinker International, Inc.         5,500             88
   Callaway Golf Co.                   8,600            246
-  Catalina Marketing Corp.            3,400            157
-  Cendant Corp.                      45,392          1,560
   Central Newspapers Inc.             3,800            281
   Cintas Corp.                        4,800            187
   Cognizant Corp.                    10,000            446
-  Consolidated Stores, Inc.           8,893            391
-  COREStaff, Inc.                     5,400            143
-  Costco Cos., Inc.                   9,800            437
   Cracker Barrel Old Country
    Stores, Inc.                       4,000            133
-  Daisytek International Corp.        1,400             49
   Del Laboratories, Inc.              2,600            104
   The Walt Disney Co.                22,000          2,179
   Dollar General Corp.                4,125            150
-  Dollar Tree Stores, Inc.            4,200            174
   Family Dollar Stores, Inc.          9,200            270
-  Federated Department Stores        22,600            973
   G & K Services, Inc.                4,300            180
   Gannett Co., Inc.                  14,300            884
-  Gartner Group, Inc. Class A         6,000            223
-  General Nutrition Cos., Inc.        5,100            173
   Home Depot, Inc.                   33,600          1,978
-  Host Marriott Corp.                 4,100             80
   Houghton Mifflin Co.                2,500             96
   International Game Technology       6,900            174
   Interpublic Group of Cos., Inc.     3,750            187
-  Jones Apparel Group, Inc.           3,700            159
   King World Productions, Inc.        3,100            179
-  Kohls Corp.                         3,800            259
   Leggett & Platt, Inc.               5,900            247
   Liz Claiborne, Inc.                 3,500            146
   Lowe's Cos., Inc.                   5,500            262
-  MSC Industrial Direct Co., Inc.
    Class A                            2,300             97

------------------------------------------------------------
                                                     MARKET
TRUSTEES' EQUITY FUND-                               VALUE*
U.S. PORTFOLIO                         SHARES         (000)
------------------------------------------------------------
-  MacFrugal's Bargains
    Close-Outs, Inc.                    7,200      $    296
   Marriott International              10,900           755
   Mattel, Inc.                         6,575           245
   Maytag Corp.                         5,000           187
   The McGraw-Hill Cos., Inc.           3,500           259
   Media General, Inc. Class A         15,800           661
-  Men's Wearhouse, Inc.                2,800            97
-  Fred Meyer Inc.                      2,900           105
   Mikasa, Inc.                         4,300            63
   Morrison Health Care Inc.            4,200            84
-  NFO Worldwide, Inc.                  4,400            92
-  Nautica Enterprises Inc.             9,300           216
   New York Times Co. Class A           4,600           304
   Newell Co.                          16,300           693
-  Office Depot, Inc.                  11,800           282
   Omnicom Group Inc.                   7,200           305
-  On Assignment, Inc.                  5,400           139
-  Personnel Group of America, Inc.     4,900           162
   Pittston Brink's Group               2,600           105
   Premark International, Inc.          5,400           157
-  Promus Hotel Corp.                  13,682           575
-  QuickResponse Services, Inc.         2,300            84
   St. John Knits, Inc.                 4,000           160
-  Signature Resorts, Inc.              3,400            74
-  Staples, Inc.                       21,600           599
-  Stein Mart, Inc.                     2,200            58
   Stewart Enterprises, Inc. Class A    4,100           191
-  Sylvan Learning Systems, Inc.        5,600           218
   TJX Cos., Inc.                      11,700           402
-  Tetra Tech, Inc.                     3,800            76
   The Toro Co.                         1,900            81
   VF Corp.                             7,500           345
   Viad Corp.                           8,600           166
-  Viking Office Products              10,300           225
   Wal-Mart Stores, Inc.               89,200         3,518
   The Warnaco Group, Inc. Class A      8,400           264
   Whirlpool Corp.                      5,300           291
-  World Color Press, Inc.              5,800           154
                                                   ---------
                                                     26,778
                                                   ---------
CONSUMER STAPLES (8.2%)
   Albertson's, Inc.                    3,600           171
   CPC International, Inc.              3,900           420
   Colgate-Palmolive Co.               28,500         2,095
   Dean Foods Corp.                     6,900           411
   Flowers Industries, Inc.             8,300           171
   General Mills, Inc.                  8,000           573
   Gillette Co.                         7,400           743
   Hershey Foods Corp.                  2,800           173
-  The Kroger Co.                      12,100           447
   PepsiCo, Inc.                       47,400         1,727
   Procter & Gamble Co.                44,700         3,568
   RJR Nabisco Holdings Corp.           5,300           199
   Richfood Holdings, Inc.             10,200           288
   Sara Lee Corp.                      42,500         2,393
-  Smithfield Foods, Inc.               5,400           176
   Sysco Corp.                          9,600           437
   Universal Corp.                      7,200           296
   Universal Foods Corp.                2,100            89
                                                   ---------
                                                     14,377
                                                   ---------
FINANCIAL SERVICES (21.6%)
   AFLAC, Inc.                         10,000           511
   AMBAC Financial Group Inc.          10,000           460
   American Bankers
    Insurance Group                     5,000           230
   American General Corp.              25,900         1,400
-  AmeriCredit Corp.                    2,700            75
   AmSouth Bancorp                     16,100           874
   Associates First Capital Corp.       8,700           619
   Avalon Properties, Inc. REIT        21,000           650
   Banc One Corp.                      19,000         1,032
   Bankers Trust New York Corp.         7,500           843
   H & R Block, Inc.                    4,200           188
   CCB Financial Corp.                  2,000           215
-  Capital Factors Holdings, Inc.         700            13
   Capital One Financial Corp.          3,800           206
   Chase Manhattan Corp.               21,664         2,372
-  CheckFree Holdings Corp.             3,600            97
   Cincinnati Financial Corp.           2,000           281
   Commercial Net Lease
    Realty REIT                        36,000           643
   Commonwealth Bancorp                 9,500           189
   Countrywide Credit Industries, Inc.  4,500           193
   Developers Diversified
    Realty Corp. REIT                   4,200           161
   Equifax, Inc.                       19,900           705
   Executive Risk, Inc.                 2,600           181
   Fannie Mae                          18,600         1,061
   Fidelity National Financial, Inc.    2,090            65
   FINOVA Group, Inc.                   5,700           283
   First American Corp. (Tenn.)         4,000           199
-  FIserv, Inc.                         6,900           339
   Franklin Resources Corp.             6,350           552
   Freddie Mac                         38,600         1,619
   Fremont General Corp.                3,900           214
   Golden West Financial Corp.          2,900           284
   Green Point Financial Corp.          4,100           297
   The Hartford Financial
    Services Group Inc.                 7,300           683
   Jack Henry & Associates              2,100            57
-  Investment Technology Group, Inc.    4,000           112
   Investors Financial Services
    Corp. Class A                       1,000            46
   Jefferies Group, Inc.                3,700           151
   Jefferson-Pilot Corp.                7,200           561
   MBIA, Inc.                           6,700           448
   MBNA Corp.                          33,900           926
   MGIC Investment Corp.                2,700           180
   Marsh & McLennan Cos., Inc.          6,400           477
   Mercury General Corp.                5,800           320
   The Money Store                      3,200            67
   J.P. Morgan & Co., Inc.             11,500         1,298
   Morgan Stanley, Dean Witter,
    Discover and Co.                   52,300         3,092
   National Community Bancorp          10,100           351
   NationsBank Corp.                   25,800         1,569
   Northern Trust Corp.                 2,800           195
   Norwest Corp.                       25,200           973
   Paychex, Inc.                       10,175           515
-  Policy Management Systems Corp.      1,400            97

------------------------------------------------------------
                                                     MARKET
TRUSTEES' EQUITY FUND-                               VALUE*
U.S. PORTFOLIO                        SHARES          (000)
------------------------------------------------------------
   T. Rowe Price                       3,100       $    195
   Progressive Corp. of Ohio           2,300            276
   RFS Hotel Investors, Inc. REIT     38,600            770
   Regions Financial Corp.            17,300            730
   Rollins Truck Leasing              21,200            379
   Starwood Lodging Trust REIT         3,300            191
   Summit Bancorp.                     6,450            343
   SunAmerica Inc.                     4,300            184
-  SunGard Data Systems, Inc.          6,800            211
   Torchmark Corp.                    10,000            421
   Transamerica Corp.                  2,400            256
   Transatlantic Holdings, Inc.        4,800            343
   Travelers Group Inc.               22,050          1,188
   UNUM Corp.                         11,900            647
   United Bankshares, Inc.             3,700            177
   Wachovia Corp.                     15,400          1,249
   Washington Federal Inc.            11,100            349
   Weeks Corp. REIT                   16,100            515
   Wilmington Trust Corp.              1,600             99
                                                   ---------
                                                     37,692
                                                   ---------
HEALTH CARE (9.2%)
   Abbott Laboratories                15,900          1,042
-  Access Health Marketing, Inc.       2,500             72
-  Agouron Pharmaceuticals, Inc.       2,400             70
   Arrow International, Inc.           2,200             81
   Ballard Medical Products           10,700            259
   Becton, Dickinson & Co.             8,300            415
-  Beverly Enterprises, Inc.           5,200             68
   Bristol-Myers Squibb Co.           35,000          3,312
   Cardinal Health, Inc.               4,300            323
-  Concentra Managed Care              4,700            158
-  Dura Pharmaceuticals, Inc.          3,200            147
   Guidant Corp.                       2,700            168
-  Gulf South Medical Supply, Inc.     7,700            287
-  Health Management Associates
    Class A                            5,400            136
-  Healthcare & Retirement Corp.       3,600            145
-  HealthCare COMPARE Corp.            5,100            261
-  Humana, Inc.                        7,300            151
-  INCYTE Pharmaceuticals, Inc.        4,400            192
   Johnson & Johnson                  29,200          1,924
-  Lincare Holdings, Inc.              1,600             91
   Merck & Co., Inc.                  34,900          3,708
-  MiniMed, Inc.                         300             12
   Mylan Laboratories, Inc.           14,300            299
-  NovaCare, Inc.                      6,800             89
   Pfizer, Inc.                        3,000            224
-  PharMerica, Inc.                    2,366             25
-  Phymatrix Corp.                     5,800             91
-  PhyCor, Inc.                        7,000            189
-  Renal Care Group, Inc.              4,800            154
-  Res-Care, Inc.                      6,000            171
-  Respironics, Inc.                   6,500            145
-  Henry Schein, Inc.                  2,300             80
-  Spine-Tech, Inc.                    3,700            190
-  STERIS Corp.                        3,900            188
   Stryker Corp.                       6,600            246
-  Sybron International Corp.          6,000            282
-  Tenet Healthcare Corp.              3,645            121
-  Thermo Cardiosystems Inc.           6,900            185
   United Healthcare Corp.             5,100            253
-  Watson Pharmaceuticals, Inc.        5,500            178
                                                   ---------
                                                     16,132
                                                   ---------
INTEGRATED OILS (3.4%)
   Atlantic Richfield Co.              3,300            264
   Exxon Corp.                        47,800          2,925
   Mobil Corp.                        17,700          1,278
   Murphy Oil Corp.                    2,900            157
   Texaco Inc.                        22,400          1,218
                                                   ---------
                                                      5,842
                                                   ---------
OTHER ENERGY (3.3%)
-  AES Corp.                          10,000            466
   Anadarko Petroleum Corp.            7,100            431
   Apache Corp.                        2,300             81
   Burlington Resources, Inc.         10,100            453
-  CalEnergy Co.                      12,500            359
   Devon Energy Corp.                 15,300            589
   El Paso Natural Gas                 4,437            295
-  HS Resources Inc.                   9,700            134
-  Louis Dreyfus Natural Gas Corp.    11,500            215
-  Parker Drilling Co.                 6,400             78
   Pogo Producing Co.                  5,300            156
-  SEACOR SMIT Inc.                    4,300            259
-  Smith International, Inc.           4,000            246
-  Thermo Ecotek Corp.                 5,300             97
   Tidewater, Inc.                     8,900            491
   Tosco Corp.                        12,000            454
   Union Pacific Resources
    Group, Inc.                        7,100            172
   Valero Energy Corp.                 2,700             85
   Vintage Petroleum, Inc.            21,800            414
-  Weatherford Enterra, Inc.           5,000            219
                                                   ---------
                                                      5,694
                                                   ---------
MATERIALS & PROCESSING (6.9%)
   Aluminum Co. of America            15,100          1,063
   Archer-Daniels-Midland Co.         33,000            716
-  Barnett, Inc.                       8,000            176
   Carpenter Technology Corp.          3,400            163
   Crompton & Knowles Corp.            6,800            180
   Cyprus Amax Minerals Co.            3,600             55
   Dow Chemical Co.                    5,300            538
   E.I. du Pont de Nemours & Co.      19,500          1,171
   Georgia-Pacific Corp.               7,100            431
-  Georgia-Pacific Corp.
    (Timber Group)                     7,100            161
   Great Lakes Chemical Corp.          3,400            153
   Hercules, Inc.                      3,600            180
   Illinois Tool Works, Inc.          11,000            661
-  Jacobs Engineering Group Inc.       3,300             84
   Lubrizol Corp.                      3,900            144
   Martin Marietta Materials, Inc.     7,700            282
   Masco Corp.                         7,600            387
   Morton International, Inc.         17,900            615
   Nalco Chemical Co.                  4,100            162
   Precision Castparts Corp.           2,800            169
   RPM Inc. (Ohio)                    31,625            482
   Rohm & Haas Co.                     5,500            527
-  Sealed Air Corp.                    4,300            266

------------------------------------------------------------
                                                     MARKET
TRUSTEES' EQUITY FUND-                               VALUE*
U.S. PORTFOLIO                         SHARES         (000)
------------------------------------------------------------
   Sherwin-Williams Co.                17,900      $    497
   Sigma-Aldrich Corp.                 18,700           739
-  Triangle Pacific Corp.               5,000           169
   USX-U.S. Steel Group, Inc.           5,000           156
   Unifi, Inc.                          6,600           269
   Union Carbide Corp.                 12,900           554
   U.S. Industries, Inc.               12,600           380
   Valspar Corp.                        7,800           249
   Vulcan Materials Co.                 2,000           204
                                                   ---------
                                                     11,983
                                                   ---------
PRODUCER DURABLES (4.6%)
-  American Power Conversion Corp.      5,300           125
   Ametek Aerospace Products Inc.       7,100           192
   Clayton Homes Inc.                  21,500           387
   Danaher Corp.                        4,400           278
   Diebold, Inc.                        3,500           177
-  Dionex Corp.                         1,700            84
   Donaldson Co., Inc.                  5,100           230
   Dover Corp.                         12,400           448
   W.W. Grainger, Inc.                  1,900           185
   HON Industries, Inc.                 3,100           182
   Honeywell, Inc.                      6,900           473
   IDEX Corp.                           4,800           167
   Ingersoll-Rand Co.                   8,600           348
-  KLA-Tencor Corp.                     3,900           150
-  MICROS Systems, Inc.                 3,300           149
   Herman Miller, Inc.                  5,400           293
   Oakwood Homes Corp.                 11,400           378
   Pitney Bowes, Inc.                  11,600         1,043
   Pittway Corp. Class A                2,900           202
   Robbins & Myers, Inc.                2,800           111
   Roper Industries Inc.                5,600           158
-  Solectron Corp.                     15,800           657
   Sundstrand Corp.                     5,800           292
   Tektronix, Inc.                      4,050           161
-  Thermedics, Inc.                     8,700           142
-  Thermo Instrument Systems, Inc.     11,075           381
-  U.S. Office Products Co.             8,550           166
   United Technologies Corp.            4,200           306
-  Waters Corp.                         3,000           113
                                                   ---------
                                                      7,978
                                                   ---------
TECHNOLOGY (10.8%)
-  ADC Telecommunications, Inc.         9,600           401
-  Atmel Corp.                         10,600           197
   Avnet, Inc.                          5,600           370
-  CDW Computer Centers, Inc.           1,000            52
-  Cable Design Technologies            2,100            82
-  Cisco Systems, Inc.                 53,250         2,969
-  Coherent Communications
    Systems Corp.                       3,000            84
   Compaq Computer Corp.               15,150           855
-  Computer Sciences Corp.              3,300           276
-  Compuware Corp.                      3,800           122
-  Comverse Technology, Inc.            3,400           132
-  Dell Computer Corp.                  2,100           176
   Electronic Data Systems Corp.        6,600           290
   Hewlett-Packard Co.                 14,000           875
-  Hyperion Software Corp.              3,000           107
-  Integrated Process
    Equipment Corp.                     5,400            85
   Intel Corp.                         86,200         6,050
-  JDA Software Group, Inc.             5,000           172
   Lucent Technologies, Inc.            8,300           663
-  Microchip Technology, Inc.           2,600            78
-  Microsoft Corp.                     20,600         2,661
-  PeopleSoft, Inc.                    13,900           539
   Pioneer Standard Electronics Inc.   11,000           168
-  SCI Systems, Inc.                    5,400           235
-  Sapient Corp.                        1,500            92
-  Security Dynamics
    Technologies, Inc.                  2,400            86
-  Sykes Enterprises, Inc.              3,500            68
   Symbol Technologies, Inc.            2,000            75
-  Tech Data Corp.                      4,400           171
-  Tellabs, Inc.                        7,000           369
-  ThermoQuest Corp.                   10,000           181
-  Wonderware Corp.                     4,400            62
                                                   ---------
                                                     18,743
                                                   ---------
UTILITIES (5.9%)
-  AirTouch Communications, Inc.       10,000           416
   ALLTEL Corp.                         9,600           394
   American Water Works Co., Inc.       7,600           208
   Bell Atlantic Corp.                 24,700         2,248
   BellSouth Corp.                     16,200           912
   Black Hills Corp.                    2,900           102
   CMS Energy Corp.                     6,900           304
   California Water Service Co.         3,400           201
   Carolina Power & Light Co.           4,800           204
   Central & South West Corp.          15,800           428
   Century Telephone Enterprises, Inc.  3,900           194
   Connecticut Energy Corp.             2,900            87
   Dominion Resources, Inc.             9,200           392
   Enova Corp.                          6,800           184
   GTE Corp.                           17,200           899
   MCN Corp.                            5,100           206
   NIPSCO Industries, Inc.              4,100           203
   National Fuel Gas Co.                3,800           185
   NICOR, Inc.                          4,500           190
   Northwestern Public Service Co.      4,300            99
   PacifiCorp                          15,700           429
   Philadelphia Suburban Corp.          6,900           203
   Pinnacle West Capital Corp.          5,200           220
   Texas Utilities Co.                  9,600           399
-  U.S. Cellular Corp.                  5,000           155
-  U S WEST Media Group                18,200           526
   UtiliCorp United, Inc.               5,500           213
                                                   ---------
                                                     10,201
                                                   ---------
OTHER (7.0%)
   Brunswick Corp.                      7,400           224
   Carlisle Co., Inc.                   6,200           265
-  Coltec Inc.                          8,000           185
   Dresser Industries, Inc.            11,200           470
   General Electric Co.                74,400         5,459
   ITT Industries, Inc.                13,700           430
   Johnson Controls, Inc.               7,000           334
   National Service Industries, Inc.    3,800           188
   Raytheon Co. Class A                   867            43
   Standard & Poor's
    Depositary Receipts                33,700         3,267
   Teleflex Inc.                        4,600           174

------------------------------------------------------------
                                                     MARKET
                                                     VALUE*
                                      SHARES          (000)
------------------------------------------------------------
   Textron, Inc.                       6,900        $   431
-  Thermo Electron Corp.              14,600            650
                                                    --------
                                                     12,120
                                                    --------
------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $149,623)                                  173,631
------------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)
------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                     $5,278         5,278
   6.50%, 1/2/1998--Note F                701           701
------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $5,979)                                      5,979
------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
   (COST $155,602)                                  179,610
------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
------------------------------------------------------------
Other Assets--Note C                                    654
Liabilities--Note F                                  (6,244)
                                                   ---------
                                                     (5,590)
------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------
Applicable to 4,726,178 outstanding
   shares of beneficial interest
   (unlimited authorization)                       $174,020
============================================================

NET ASSET VALUE PER SHARE                            $36.82
============================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
REIT--Real Estate Investment Trust.

----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------
Paid in Capital--Note D               $144,718     $30.62
Overdistributed Net
  Investment Income                        (11)        --
Accumulated Net
  Realized Gains--Note D                 5,305       1.12
Unrealized Appreciation--Note E         24,008       5.08
----------------------------------------------------------
NET ASSETS                            $174,020     $36.82
==========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                                                            YEAR ENDED DECEMBER 31, 1997
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                    $ 2,330
    Interest                                                                                                         190
                                                                                                               ----------
        Total Income                                                                                               2,520
                                                                                                               ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                    615
        Performance Adjustment                                                                                      (274)
    The Vanguard Group--Note C
        Management and Administrative                                                                                390
        Marketing and Distribution                                                                                    29
    Custodian Fees                                                                                                    39
    Auditing Fees                                                                                                      8
    Shareholders' Reports                                                                                             13
    Annual Meeting and Proxy Costs                                                                                     2
                                                                                                               ----------
        Total Expenses                                                                                               822
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              1,698
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                                   41,201
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                         (2,557)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $40,342
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                               TRUSTEES' EQUITY FUND-
                                                                                                   U.S. PORTFOLIO
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          -------------------------------
                                                                                                1997                1996
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   $  1,698            $  2,434
    Realized Net Gain                                                                         41,201              27,920
    Change in Unrealized Appreciation (Depreciation)                                          (2,557)             (2,268)
                                                                                          -------------------------------
        Net Increase in Net Assets Resulting from Operations                                  40,342              28,086
                                                                                          -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (1,676)             (2,491)
    Realized Capital Gain                                                                    (38,119)            (25,106)
                                                                                          -------------------------------
        Total Distributions                                                                  (39,795)            (27,597)
                                                                                          -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    36,243              19,717
    Issued in Lieu of Cash Distributions                                                      37,563              26,307
    Redeemed                                                                                 (58,021)            (26,280)
                                                                                          -------------------------------
        Net Increase from Capital Share Transactions                                          15,785              19,744
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                            16,332              20,233
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                        157,688             137,455
                                                                                          -------------------------------
    End of Year                                                                             $174,020            $157,688
=========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                                       889                 511
    Issued in Lieu of Cash Distributions                                                       1,046                 713
    Redeemed                                                                                  (1,461)               (686)
                                                                                          -------------------------------
        Net Increase in Shares Outstanding                                                       474                 538
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

--------------------------------------------------------------------------------------------------------------------------
                                                                         TRUSTEES' EQUITY FUND-U.S. PORTFOLIO
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $37.08        $37.01       $29.09       $30.65       $28.43
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .44           .65          .62          .34          .43
    Net Realized and Unrealized Gain (Loss) on Investments      9.64          6.87         8.96        (1.53)        4.38
                                                              ------------------------------------------------------------
        Total from Investment Operations                       10.08          7.52         9.58        (1.19)        4.81
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.43)         (.67)        (.61)        (.34)        (.43)
    Distributions from Realized Capital Gains                  (9.91)        (6.78)       (1.05)        (.03)       (2.16)
                                                              ------------------------------------------------------------
        Total Distributions                                   (10.34)        (7.45)       (1.66)        (.37)       (2.59)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $36.82        $37.08       $37.01       $29.09       $30.65
==========================================================================================================================

TOTAL RETURN                                                  29.48%        21.30%       33.21%       -3.91%       17.24%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $174          $158         $137         $113         $119
    Ratio of Total Expenses to Average Net Assets              0.53%         0.49%        0.56%        0.73%        0.90%
    Ratio of Net Investment Income to Average Net Assets       1.09%         1.68%        1.79%        1.14%        1.43%
    Portfolio Turnover Rate                                     139%          114%          77%         151%         139%
    Average Commission Rate Paid                              $.0480        $.0534          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund-U.S. Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions areaccounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Geewax, Terker & Company provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $274,000 (an annual rate of 0.18%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Trustees. At December 31, 1997, the Portfolio had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Portfolio's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended December 31, 1997, the Portfolio purchased $214,657,000 of investment securities and sold $234,290,000 of investment securities, other than temporary cash investments.

      During the year ended December 31, 1997, the Portfolio realized $6,515,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Portfolio shares for securities held by the Portfolio rather than for cash. Because such gains are not taxable to the Portfolio, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

E. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $24,008,000, consisting of unrealized gains of $26,856,000 on securities that had risen in value since their purchase and $2,848,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at December 31, 1997, was $667,000, for which the Portfolio held cash collateral of $701,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard/Trustees' Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Trustees' Equity Fund-U.S. Portfolio (the "Portfolio") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998


    SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR
    VANGUARD/TRUSTEES' EQUITY FUND-U.S. PORTFOLIO

    This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

          The Portfolio designates $22,800,000 as capital gain dividends (from net long-term capital gains), of which $19,858,000 was distributed to shareholders in December 1997 and $2,942,000 will be distributed in March 1998. Of the $22,800,000 capital gain dividends, the Portfolio designates $10,602,000 as a 20% rate gain distribution.

         For corporate shareholders, 17.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing
Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group

 "Standard & Poor's 500," "S&P 500," "Standard & Poor's," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                            VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA

Q250-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.